Earnings Per Common Share (Detail) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Basic earnings per common share computation
Net income attributable to Unisys Corporation common stockholders	$ 92.3	$ 129.4	$ 120.5
Weighted average shares	43,899	43,864	43,145
Basic earnings per common share	$ 2.10	$ 2.95	$ 2.79
Diluted earnings per common share computation
Net income attributable to Unisys Corporation common stockholders	92.3	129.4	120.5
Add preferred stock dividends		16.2	13.5
Net income attributable to Unisys Corporation for diluted earnings per share	$ 92.3	$ 145.6	$ 134.0
Weighted average shares	43,899	43,864	43,145
Plus incremental shares from assumed conversions
Employee stock plans	448	439	553
Preferred stock		6,913	5,780
Adjusted weighted average shares	44,347	51,216	49,478
Diluted earnings per common share	$ 2.08	$ 2.84	$ 2.71